UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/14/2005

APPLE COMPUTER INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-10030

CA	94-2404110
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1 Infinite Loop, Cupertino, CA 95014
(Address of Principal Executive Offices, Including Zip Code)

(408) 996-1010
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 14, 2005, Apple Computer, Inc. ("Apple"), announced the appointment of Timothy D. Cook, Executive Vice President, Worldwide Sales and Operations, as Chief Operating Officer.

Mr. Cook (age 44) joined Apple in 1998 and has served as Executive Vice President, Worldwide Sales and Operations, since 2002. In 2004, his responsibilities were expanded to include Apple's Macintosh Division. From 1998 to 2002, Mr. Cook served in the position of Senior Vice President, Worldwide Operations, Sales, Service and Support. Prior to joining Apple, Mr. Cook held the position of Vice President, Corporate Materials for Compaq Computer Corporation. Mr. Cook also spent 12 years with IBM.

The full text of the press release is attached as Exhibit 99.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

APPLE COMPUTER INC

Date: October 14, 2005.	By:	/s/ Peter Oppenheimer
Peter Oppenheimer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.	Apple Press Release